   As filed with the Securities and Exchange Commission on February 7, 1996.
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): JANUARY 30, 1997


                            EXCEL REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                      1-12244                 33-0160389
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)

   16955 VIA DEL CAMPO, SUITE 110                                  92127
       SAN DIEGO, CALIFORNIA                                    (Zip Code)
(Address of Principal Executive Offices)

                                 (619) 485-9400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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        This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a
Maryland corporation, in connection with the matters described herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        The exhibits listed in the following index relate to the Registration Statement (No. 33-59195) on Form S-3, as amended, of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

        (c)  Exhibits.

        1.01 Underwriting Agreement dated January 30, 1997 between Excel Realty Trust, Inc. and Furman Selz LLC

        1.02 Terms Agreement dated January 30, 1997 between Excel Realty Trust, Inc. and Furman Selz LLC

        4.01 Articles Supplementary classifying 4,600,000 shares of preferred stock as 8 1/2% Series A Cumulative Convertible Preferred Stock


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 7, 1997               EXCEL REALTY TRUST, INC.

                                      By: /s/ Richard B. Muir
                                          ------------------------------
                                          Richard B. Muir
                                          Executive Vice President and
                                          Secretary


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
                                 EXHIBIT INDEX


EXHIBIT NO.                                                               PAGE
-----------                                                               ----
   1.01     Underwriting Agreement dated January 30, 1997 between Excel
            Realty Trust, Inc. and Furman Selz LLC                         5

   1.02     Terms Agreement dated January 30, 1997 between Excel Realty
            Trust, Inc. and Furman Selz LLC                                52

   4.01     Articles Supplementary classifying 4,600,000 shares of
            preferred stock as 8 1/2% Series A Cumulative Convertible
            Preferred Stock                                                55
